EXHIBIT 99.1


                               NOTEHOLDERS REPORT

                        CRUSADE GLOBAL TRUST NO.1 OF 2001
                       COUPON PERIOD ENDING 20 APRIL 2004

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USD NOTES
---------

                       FV OUTSTANDING                                    COUPON PAYMENTS  PRINCIPAL PAYMENTS   CHARGE OFFS
                            (USD)         BOND FACTOR       COUPON RATE       (USD)               (USD)            (USD)
                       --------------     ------------      -----------  ---------------  ------------------   -----------

CLASS A1 NOTES                   0.00        0.000000%         0.00000%             0.00               0.00        0.00
CLASS A2 NOTES         192,215,948.72       30.361072%         1.31000%       710,290.40      22,283,291.80        0.00
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

--------------------------------------------------------------------------------------------------------------------------
                       FV OUTSTANDING                                    COUPON PAYMENTS  PRINCIPAL PAYMENTS   CHARGE OFFS
                            (AUD)         BOND FACTOR       COUPON RATE       (AUD)               (AUD)            (AUD)
                       --------------     ------------      -----------  ---------------  ------------------   -----------
CLASS A3 NOTES         200,000,000.00      100.000000%         5.94280%     2,963,259.18             0.00          0.00

CLASS B NOTES           22,233,468.96       66.171039%    Not Disclosed    Not Disclosed    11,366,531.04          0.00

CLASS C NOTES            2,956,578.32       65.701740%    Not Disclosed    Not Disclosed     1,543,421.68          0.00
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

                                                                     31-MAR-04
POOL SUMMARY                                                              AUD
------------                                                    ---------------
Outstanding Balance - Variable Rate Housing Loans                  525,946,134
Outstanding Balance - Fixed Rate Loans                              65,508,958
Number of Loans                                                          7,010
Weighted Average Current LVR                                            53.15%
Average Loan Size                                                       84,373
Weighted Average Seasoning                                             65 mths
Weighted Average Term to Maturity                                     227 mths


PRINCIPAL COLLECTIONS                                                     AUD
---------------------                                           ----------------
Scheduled Principal Payments                                      6,896,043.29
Unscheduled Principal Payments                                   55,940,630.91
Redraws                                                           7,482,356.15

Principal Collections                                            55,354,318.05


TOTAL AVAILABLE PRINCIPAL                                                 AUD
-------------------------                                      -----------------
Principal Collections                                            55,354,318.05
Principal Charge Offs                                                     0.00
Pay Back of Principal Draw                                                0.00
Total Available Principal                                        55,354,318.05

Outstanding Principal Draws From Previous Period                          0.00

Principal Distributed                                            55,354,318.05
Principal Retained                                                        0.00

TOTAL AVAILABLE FUNDS                                                     AUD
---------------------                                          -----------------
Available Income                                                 11,731,355.95
Principal Draw                                                            0.00
Liquidity Draw                                                            0.00

Total Available Funds                                            11,731,355.95


REDRAW & LIQUIDITY FACILITIES                                             AUD
-----------------------------                                  -----------------
Redraw Shortfall                                                          0.00
Redraw Carryover Charge Offs                                              0.00


--------------------------------------------------------------------------------
CPR
---                                     JAN-04         FEB-04          MAR-04
                                        ------         ------          ------

                 1 MTH CPR              31.57%         18.16%          30.28%
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--------------------------------------------------------------------------------
ARREARS
-------                     % OF POOL
                           (BY NUMBER)
                           -----------

31 - 59 DAYS                  0.74%
60 - 89 DAYS                  0.17%
90+ DAYS                      0.22%

DEFAULTS*                      Nil

LOSSES                         Nil


* Defaults are also included in the 90+ days arrears category.
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